UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2004

Inhibitex, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50772	74-2708737

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1165 Sanctuary Parkway, Suite 400 Alpharetta, GA		30004

(Address of Principal Executive Offices)		(Zip Code)

(678) 746-1100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     On June 30, 2004, Inhibitex, Inc. announced that it had initiated enrollment in a Phase III clinical trial for Veronate®, its lead product candidate. The press release attached hereto as Exhibit 99.1 is incorporated herein by reference.

Exhibit No.	Description of Exhibits
99.1	Press Release dated June 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inhibitex, Inc. (Registrant)
Date: July 7, 2004	By:	/s/ Russell H. Plumb
Russell H. Plumb,
Vice President/Chief Financial Officer